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                               INTELLIPHONE, INC.
                               6801 WAYZATA BLVD.
                          ST. LOUIS PARK, MINN.  55426
                    PHONE (612) 544-1260  FAX (612) 544-1281

                                PROMISSORY  NOTE



$35,000.00                                             November 3, 1995


In place of our promissory note for $35,000 dated May 3, 1995, Intelliphone, Inc., a Minnesota Corporation whose principal place of business is located at 6801 Wayzata Blvd., St. Louis Park, Minnesota, 55426 promises to pay to the order of Miriam Graf of 13104 Sheffield Curve, Minnetonka, Minnesota Thirty-five Thousand ($35,000.00) Dollars with interest from the above date at the rate of twelve percent (12%) per annum.

Monthly payments of $350 for interest only will start on December 3, 1995. The entire principal amount will be due two years from the above date.

In the event of a failure to make payment when due, the undersigned shall be liable for all costs of collection including reasonable attorney fees.


                                         /s/ Jack Kohler
                                        -------------------------------

                                        INTELLIPHONE, INC.
                                        Jack Kohler
                                        Chief Financial Officer